Retail Opportunity Investments Corp. 8905 Towne Centre Drive, Suite 108 San Diego, CA 92122 www.roireit.net

- 2 - Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of December 31, 2016, ROIC owned 81 shopping centers encompassing approximately 9.4 million square feet. ROIC is the largest publicly- traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and Standard & Poor's. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. Supplemental Disclosure Quarter Ended December 31, 2016 Overview

- 3 - Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..……………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 2016 Property Acquisitions ………………………….………………………...………………………………………………… 10 Property Portfolio ………………………………………………….……………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….…………………………………………………… 16 Leasing Summary ………………………………………………………..…................................................................................. 17 Same-Space Comparative Leasing Summary ………………………………………………………..…....................................... 18 Investor Information …………………………………………………………..…………………………………………………… 19 Financial Data Portfolio Data Supplemental Disclosure Quarter Ended December 31, 2016 Table of Contents

- 4 - (dollars in thousands, except par values and share amounts) 12/31/16 12/31/15 ASSETS: Real Estate Investments: Land 766,199$ 669,307$ Building and improvements 1,920,819 1,627,310 Less: accumulated depreciation (193,021) (134,311) Real Estate Investments, net 2,493,997 2,162,306 Cash and cash equivalents 13,125 8,844 Restricted cash 125 227 Tenant and other receivables, net 35,820 28,652 Deposits - 500 Acquired lease intangible assets, net of accumulated amortization 79,205 66,942 Prepaid expenses 3,317 1,953 Deferred charges, net of accumulated amortization 34,753 30,129 Other 2,627 1,895 TOTAL ASSETS 2,662,969$ 2,301,448$ LIABILITIES: Term loan 299,191$ 298,802$ Credit facility 95,654 132,028 Senior Notes Due 2026 199,727 - Senior Notes Due 2024 245,354 244,833 Senior Notes Due 2023 245,051 244,426 Mortgage notes payable 71,303 62,156 Acquired lease intangibles liabilities, net of accumulated amortization 154,958 124,861 Accounts payable and accrued expenses 18,294 13,205 Tenants' security deposits 5,950 5,085 Other liabilities 11,922 11,036 TOTAL LIABILITIES 1,347,404 1,136,432 Non-controlling interests - redeemable OP Units - 33,674 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 11 10 Additional paid-in-capital 1,357,910 1,166,395 Dividends in excess of earnings (165,951) (122,991) Accumulated other comprehensive loss (3,729) (6,743) Total Retail Opportunity Investments Corp. stockholders' equity 1,188,241 1,036,671 Non-controlling interests 127,324 94,671 TOTAL EQUITY 1,315,565 1,131,342 TOTAL LIABILITIES AND EQUITY 2,662,969$ 2,301,448$ The Company's Form 10-Q for the quarters ended September 30, 2016, June 30, 2016 and March 31, 2016, and Form 10-K for the years ended December 31, 2016 and 2015 should be read in conjunction with the above information. Supplemental Disclosure Quarter Ended December 31, 2016 Balance Sheets

Income Statements

Supplemental Disclosure
Quarter Ended December 31, 2016

(in thousands, except per share amounts)

	3 Months Ended (Unaudited)		12 Months Ended	
	12/31/16	12/31/15	12/31/16	12/31/15
REVENUES:				
Base rents	$ 48,401	$ 39,738	$ 183,330	$ 148,622
Recoveries from tenants	13,812	10,753	51,454	40,562
Other income	857	794	2,405	3,515
TOTAL REVENUES	63,070	51,285	237,189	192,699
OPERATING EXPENSES:				
Property operating	$ 8,440	$ 7,411	$ 32,201	$ 28,475
Property taxes	6,756	5,339	25,058	19,690
Depreciation and amortization	22,503	18,390	88,359	70,957
General and administrative expenses	3,065	3,263	13,120	12,650
Acquisition transaction costs	211	458	824	965
Other expense	95	120	456	627
TOTAL OPERATING EXPENSES	41,070	34,981	160,018	133,364
OPERATING INCOME	22,000	16,304	77,171	59,335
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(11,348)	(8,836)	(40,741)	(34,243)
TOTAL NON-OPERATING EXPENSES	(11,348)	(8,836)	(40,741)	(34,243)
NET INCOME	$ 10,652	$ 7,468	$ 36,430	$ 25,092
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(1,031)	(547)	(3,676)	(1,228)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 9,621	$ 6,921	$ 32,754	$ 23,864
NET INCOME PER COMMON SHARE - BASIC	$ 0.09	$ 0.07	$ 0.31	$ 0.25
NET INCOME PER COMMON SHARE - DILUTED	$ 0.09	$ 0.07	$ 0.31	$ 0.25
Weighted average common shares outstanding - basic	108,872	99,131	104,072	95,652
Weighted average common shares outstanding - diluted	120,791	104,290	116,040	100,018

The Company's Form 10-Q for the quarters ended September 30, 2016, June 30, 2016 and March 31, 2016, and Form 10-K for the years ended December 31, 2016 and 2015 should be read in conjunction with the above information.

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ROIC

- 6 - (in thousands, except per share amounts) 3 Months Ended (Unaudited) 12 Months Ended 12/31/16 12/31/15 12/31/16 12/31/15 Funds from Operations (FFO) (1) : Net income attributable to ROIC common stockholders 9,621$ 6,921$ 32,754$ 23,864$ Plus: Depreciation and amortization expense 22,503 18,390 88,359 70,957 FUNDS FROM OPERATIONS - BASIC 32,124$ 25,311$ 121,113$ 94,821$ Net income attributable to non-controlling interests 1,031 547 3,676 1,228 FUNDS FROM OPERATIONS - DILUTED 33,155$ 25,858$ 124,789$ 96,049$ FUNDS FROM OPERATIONS PER SHARE - BASIC 0.30$ 0.26$ 1.16$ 0.99$ FUNDS FROM OPERATIONS PER SHARE - DILUTED 0.27$ 0.25$ 1.08$ 0.96$ Weighted average common shares outstanding - basic 108,872 99,131 104,072 95,652 Weighted average common shares outstanding - diluted 120,791 104,290 116,040 100,018 Common dividends per share 0.18$ 0.17$ 0.72$ 0.68$ FFO Payout Ratio 66.7% 68.0% 66.7% 70.8% The above does not purport to disclose all items required under GAAP. (1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. Supplemental Disclosure Quarter Ended December 31, 2016 Funds From Operations

Supplemental Disclosure
Quarter Ended December 31, 2016

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Bernardo Heights Plaza	$	8,216	5.70%	3.30%	07/11/17	0.7%
Santa Teresa Village		10,383	6.20%	3.26%	02/01/18	0.9%
Magnolia Shopping Center		9,135	5.50%	3.86%	10/01/18	0.8%
Casitas Plaza Shopping Center		7,449	5.32%	4.20%	06/01/22	0.6%
Diamond Hills Plaza		35,500	3.55%	3.61%	10/01/25	3.0%
Net unamortized premiums on mortgages		1,037				
Net unamortized deferred financing charges		(417)				
Total Mortgage Debt	**$**	**71,303**	**4.6%**	**3.6%**	**5.4 Years (WA)**	**6.0%**
Unsecured Senior Notes:						
Senior Notes Due 2023	$	250,000	5.00%	5.21%	12/15/23	21.4%
Net unamortized discount on notes		(3,119)				
Net unamortized deferred financing charges		(1,830)				
Senior Notes Due 2023, net		**245,051**				
Senior Notes Due 2024		250,000	4.00%	4.21%	12/15/24	21.4%
Net unamortized discount on notes		(2,891)				
Net unamortized deferred financing charges		(1,755)				
Senior Notes Due 2024, net		**245,354**				
Senior Notes Due 2026		200,000	3.95%	3.95%	09/22/26	17.1%
Net unamortized deferred financing charges		(273)				
Senior Notes Due 2026, net		**199,727**				
Total Unsecured Senior Notes	**$**	**690,132**	**4.34%**	**4.49%**	**8.1 Years (WA)**	**59.9%**
Interest rate swaps		100,000	1.96%	1.96%	1/31/2019	8.6%
Total Fixed Rate Debt	**$**	**861,435**	**4.09%**	**4.13%**	**7.2 Years (WA)**	**74.5%**
Variable Rate Debt						
Credit Facility	$	98,000	1.72%	1.72%	01/31/19[1]	8.4%
Net unamortized deferred financing charges		(2,346)				
Credit Facility, net		**95,654**				
Term Loan		300,000	1.71%	1.71%	01/31/19[1]	25.7%
Net unamortized deferred financing charges		(809)				
Term Loan, net		**299,191**				
Interest rate swaps		(100,000)				(8.6)%
Total Variable Rate Debt	**$**	**294,845**	**1.71%**	**1.71%**	**2.1 Years (WA)**	**25.5%**
TOTAL DEBT	**$**	**1,156,280**	**3.63%**	**3.66%**	**6.1 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages		(1,037)				
Net unamortized discount on notes		6,010				
Net unamortized deferred financing charges		7,430				
Total Principal Debt	**$**	**1,168,683**				

(1) Does not include extension options available to ROIC.

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ROIC

- 8 - (unaudited, dollars in thousands) Summary of Principal Maturities Senior Total Principal Percentage of Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 8,099$ -$ -$ -$ 8,788$ 0.8% 18,900 - - - 19,236 1.6% - 98,000 300,000 - 398,157 34.1% - - - - 166 0.0% - - - - 282 0.0% 6,585 - - - 7,323 0.6% - - - 250,000 250,686 21.5% - - - 250,000 250,708 21.5% 32,787 - - - 33,337 2.9% - - - 200,000 200,000 17.0% 66,371$ 98,000$ 300,000$ 700,000$ 1,168,683$ 100.0% Summary of Unencumbered/Encumbered Properties Percentage GLA of GLA Unencumbered properties 8,841,801 94.5% Encumbered properties 516,163 5.5% 9,357,964 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Principal Debt Unsecured principal debt 1,098,000$ 94.0% Secured principal debt 70,683 6.0% Total Principal Debt 1,168,683$ 100.0% (1) Does not include extension options available to ROIC. (2) Negligible percentage rounds down to zero. Amount 2017 689$ Mortgage Principal 2019 157 2020 166 2021 282 2022 738 2023 686 Year Amortization 2018 336 Mortgage Principal due at Maturity 81 2024 708 2025 550 2026 - 4,312$ Number of Properties 76 5 Supplemental Disclosure Quarter Ended December 31, 2016 Summary of Debt Outstanding, continued (1) (1) (2) (2)

Supplemental Disclosure
Quarter Ended December 31, 2016

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	12/31/16	09/30/16	06/30/16	03/31/16 [1]	12/31/15
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	4.0x	4.2x	4.1x	4.2x	4.0x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.9x	4.1x	4.0x	4.1x	3.9x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.4x	6.4x	7.3x	6.5x	6.9x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	31.4%	29.0%	32.8%	31.8%	33.2%
Total principal debt/total equity market capitalization	45.9%	40.8%	48.9%	46.6%	49.7%
Total principal debt/total book assets	43.9%	41.7%	46.9%	44.0%	42.9%
Total principal debt/undepreciated book value	40.9%	39.0%	44.1%	41.4%	40.6%
Secured principal debt/undepreciated book value	2.4%	2.5%	2.6%	3.1%	2.6%
Market capitalization calculations, at period end:					
Common shares outstanding	108,891	108,749	101,564	99,526	99,148
Operating partnership units (OP units) outstanding	11,668	11,810	12,180	12,274	12,196
Common stock price per share	$ 21.13	$ 21.96	$ 21.67	$ 20.12	$ 17.90
Total equity market capitalization	$ 2,547,411	$ 2,647,473	$ 2,464,823	$ 2,249,419	$ 1,993,043
Total principal debt	1,168,683	1,078,869	1,204,551	1,047,869	991,432
TOTAL MARKET CAPITALIZATION	$ 3,716,094	$3,726,342	$3,669,374	$ 3,297,288	$ 2,984,475
Unsecured Senior Notes Financial Covenants: [2]					
Total debt to total assets not to exceed 60%	42.7%	40.7%	46.1%	43.3%	42.9%
Total secured debt to total assets not to exceed 40%	2.6%	2.7%	2.8%	3.3%	2.7%
Total unencumbered assets to total unsecured debt not to be less than 150%	234.3%	246.9%	216.6%	232.9%	237.6%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	4.1x	4.1x	4.0x	3.9x	3.8x

(1) Commencing Q1 2016, calculations are measured using actual principal debt outstanding without adjustment for debt issuance costs, premiums or discounts. All prior periods are as historically reported.

(2) Calculated in accordance with GAAP pursuant to underlying bond indentures.

- 9 -

- 10 - (dollars in thousands) Date Owned Shopping Centers Location Acquired Purchase Amount GLA 1Q 2016 Magnolia Shopping Center Santa Barbara, CA 03/10/16 39,154$ 116,360 Casitas Plaza Shopping Center Carpinteria, CA 03/10/16 24,866 97,407 Total 1Q 2016 64,020$ 213,767 2Q 2016 Bouquet Center Santa Clarita, CA 04/28/16 59,000$ 148,903 North Ranch Shopping Center Westlake Village, CA 06/01/16 122,800 146,625 Total 2Q 2016 181,800$ 295,528 3Q 2016 Monterey Center Monterey, CA 07/14/16 12,125$ 25,798 Rose City Center Portland, OR 09/15/16 12,750 60,680 Total 3Q 2016 24,875$ 86,478 4Q 2016 Trader Joe's at the Knolls Long Beach, CA 10/03/16 29,150$ 52,021 Bridle Trails Shopping Center Kirkland, WA 10/17/16 32,764 104,281 Total 4Q 2016 61,914$ 156,302 Total 2016 Acquisitions 332,609$ 752,075 Supplemental Disclosure Quarter Ended December 31, 2016 2016 Property Acquisitions

Supplemental Disclosure
Quarter Ended December 31, 2016

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased	ABR (1)		Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0%	$	1,773	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	97.5%		2,230	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	93.9%		2,714	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	93,630	100.0%		1,607	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	100.0%		1,287	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%		2,136	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	98.5%		2,183	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	96.3%		3,399	H-Mart Supermarket, Rite Aid Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,408	100.0%		2,443	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.8%		12,114	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket (2), TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	100.0%		2,023	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	97.1%		2,053	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	100.0%		2,734	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza		Woodland Hills	CA	12/31/15	112,261	89.7%		4,169	Sprouts Market, Kroger (Ralph's) Supermarket (2), Rite Aid Pharmacy (2)
Magnolia Shopping Center		Santa Barbara	CA	03/10/16	116,360	100.0%		2,236	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center		Carpinteria	CA	03/10/16	97,407	100.0%		1,526	Albertson's Supermarket, CVS Pharmacy
Bouquet Center		Santa Clarita	CA	04/28/16	148,903	98.9%		3,366	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center		Westlake Village	CA	06/01/16	146,625	98.7%		5,079	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
Trader Joe's at the Knolls		Long Beach	CA	10/03/16	52,021	100.0%		1,292	Trader Joe's, Pet Food Express
Los Angeles metro area total					**2,757,911**	**98.7%**	**$**	**56,364**	
Orange County metro area									
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,546	100.0%	$	2,187	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%		1,708	Safeway (Vons) Supermarket, CVS Pharmacy (2)
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	109,806	100.0%		2,665	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	99.0%		1,940	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%		1,617	AA Supermarket, Ross Dress For Less
Five Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	98.3%		4,152	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%		2,436	Kroger (Ralph's) Supermarket, Planet Fitness
Mission Foothill Marketplace	*	Mission Viejo	CA	12/04/14	110,678	92.3%		1,705	Safeway (Vons) Supermarket (3), CVS Pharmacy
Orange Country metro area total					**883,247**	**98.6%**	**$**	**18,410**	
San Diego metro area									
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,142	85.3%	$	2,906	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	100.0%		2,406	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%		1,460	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	93.8%		1,800	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%		942	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%		3,234	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	128,852	100.0%		2,721	Stater Brothers Supermarket, DigiPlex Theatre
San Diego metro area total					**688,453**	**95.6%**	**$**	**15,469**	
Southern California Totals					**4,329,611**	**98.2%**	**$**	**90,243**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

(3) This tenant is not in possession of the space but has an ongoing financial obligation to ROIC.

*Denotes properties in same center pool for 4Q 2016.

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Supplemental Disclosure
Quarter Ended December 31, 2016

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]		Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Buy Buy Baby, Total Wine and More, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	223,502	91.3%		2,658	SaveMart (Lucky) Supermarket, Kmart
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	94.1%		1,979	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,280	96.8%		2,130	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		521	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	125,162	91.1%		2,343	Raleys (Nob Hill) Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%		1,225	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	100.0%		2,086	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0%		2,236	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	96.8%		1,255	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,119	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,640	96.5%		2,539	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza		Danville	CA	12/04/15	61,860	96.3%		2,115	Lunardi's Market
Monterey Center		Monterey	CA	07/14/16	25,798	100.0%		1,064	Trader Joe's, Pharmaca Pharmacy
San Francisco metro area total					**1,242,556**	**96.2%**	**$**	**25,741**	
Sacramento metro area									
Norwood Shopping Center	*	Sacramento	CA	04/06/10	85,623	95.2%	$	1,284	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,314	86.5%		2,360	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Morada Ranch	*	Stockton	CA	05/16/11	101,842	99.4%		2,254	Raleys Supermarket
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	98.0%		1,926	Safeway Supermarket, Dollar Tree, US Postal Service
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	92.2%		913	CVS Pharmacy
Sacramento metro area total					**591,008**	**92.7%**	**$**	**8,737**	
Northern California Totals					**1,833,564**	**95.1%**	**$**	**34,478**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

*Denotes properties in same center pool for 4Q 2016.

- 12 -

ROIC

Property Portfolio, continued

Supplemental Disclosure
Quarter Ended December 31, 2016

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Seattle metro area								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	96.9%	$ 611	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%	1,454	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%	2,339	PCC Natural Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	154,781	94.2%	1,635	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%	1,808	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	87.4%	2,312	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%	336	Central Supermarket
Canyon Crossing	*	Puyallup	WA	04/15/13	120,508	96.9%	2,536	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,846	99.6%	10,198	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Aurora Square II	*	Shoreline	WA	05/22/14	65,680	100.0%	1,072	Marshall's, Pier 1 Imports
Bellevue Marketplace		Bellevue	WA	12/10/15	113,758	100.0%	2,782	Asian Food Center
Four Corner Square		Maple Valley	WA	12/21/15	119,560	100.0%	2,511	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center		Kirkland	WA	10/17/16	104,281	100.0%	1,744	Unified (Red Apple) Supermarket, Bartell Drugs
Seattle metro area total					**1,608,677**	**98.2%**	**$ 31,338**	
Portland metro area								
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	77.6%	$ 1,102	Skyzone
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,662	100.0%	3,342	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%	1,781	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	98.9%	1,625	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	100.0%	1,713	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%	1,199	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,414	100.0%	1,352	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%	2,415	Albertson's Supermarket, Dollar Tree, Marshall's
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	98.3%	962	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0%	1,935	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	99.0%	2,613	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%	1,439	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	84,870	100.0%	1,428	Grocery Outlet Supermarket, 24 Hour Fitness, Ace Hardware
Johnson Creek Center		Happy Valley	OR	11/09/15	108,588	100.0%	2,173	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center		Portland	OR	09/15/16	60,680	100.0%	671	Safeway Supermarket
Portland metro area total					**1,586,112**	**98.1%**	**$ 25,750**	
Pacific Northwest Totals					**3,194,789**	**98.1%**	**$ 57,088**	
TOTAL SHOPPING CENTERS					**9,357,964**	**97.6%**	**$ 181,809**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 4Q 2016.

- 13 -

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended December 31, 2016

(unaudited, dollars in thousands)

	3 Months Ended				12 Months Ended			
	12/31/16	12/31/15	$ Change	% Change	12/31/16	12/31/15	$ Change	% Change
Number of shopping centers included in same-center analysis [1]	68	68			61	61		
Same-center occupancy	97.4%	97.3%		0.1%	97.3%	97.2%		0.1%
REVENUES:								
Base rents	$ 35,993	$ 34,883	$ 1,110	3.2%	$ 128,703	$ 123,998	$ 4,705	3.8%
Percentage rent	975	755	220	29.1%	1,423	1,096	327	29.8%
Recoveries from tenants	11,506	10,679	827	7.7%	41,107	38,188	2,919	7.6%
Other property income	321	477	(156)	(32.7)%	1,273	1,253	20	1.6%
TOTAL REVENUES	48,795	46,794	2,001	4.3%	172,506	164,535	7,971	4.8%
OPERATING EXPENSES:								
Property operating expenses	$ 7,612	$ 7,384	$ 228	3.1%	$ 26,983	$ 25,833	$ 1,150	4.5%
Bad debt expense	138	227	(89)	(39.2)%	972	1,128	(156)	(13.8)%
Property taxes	5,282	5,293	(11)	(0.2)%	18,893	18,264	629	3.4%
TOTAL OPERATING EXPENSES	13,032	12,904	128	1.0%	46,848	45,225	1,623	3.6%
SAME-CENTER CASH NET OPERATING INCOME	**$ 35,763**	**$ 33,890**	**$ 1,873**	**5.5%**	**$ 125,658**	**$ 119,310**	**$ 6,348**	**5.3%**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION

	3 Months Ended 12/31/16	3 Months Ended 12/31/15	12 Months Ended 12/31/16	12 Months Ended 12/31/15
Same-center cash net operating income	$ 35,763	$ 33,890	$ 125,658	$ 119,310
ADJUSTMENTS:				
Depreciation and amortization	(22,503)	(18,390)	(88,359)	(70,957)
General and administrative expenses	(3,065)	(3,263)	(13,120)	(12,650)
Acquisition transaction costs	(211)	(458)	(824)	(965)
Other income (expense)	(95)	(120)	(456)	(627)
Property revenues and expenses [2]	4,117	3,530	18,775	16,223
Non same-center cash NOI	7,994	1,115	35,497	9,001
GAAP OPERATING INCOME	**$ 22,000**	**$ 16,304**	**$ 77,171**	**$ 59,335**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.

(2) Includes straight-line rents, amortization of above and below-market lease intangibles, anchor lease termination fees net of contractual amounts, and expense and recovery adjustments related to prior periods.

- 14 -

ROIC

- 15 - (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 19 951,474 10.4% 11,180$ 6.1% 2 Kroger Supermarkets 9 368,461 4.0% 5,334 2.9% 3 Rite Aid Pharmacy 13 245,682 2.7% 3,123 1.7% 4 SaveMart Supermarkets 4 187,639 2.1% 2,813 1.5% 5 JP Morgan Chase 19 85,873 0.9% 2,655 1.5% 6 Marshall's / TJMaxx 6 178,645 2.0% 2,587 1.4% 7 Sprouts Markets 4 159,163 1.7% 2,568 1.4% 8 Ross Dress For Less / dd's Discounts 7 191,703 2.1% 2,558 1.4% 9 H-Mart Supermarkets 3 147,040 1.6% 2,383 1.3% 10 CVS Pharmacy 8 150,359 1.6% 2,194 1.2% Top 10 Tenants Total 92 2,666,039 29.1% 37,395$ 20.4% Other Tenants 1,716 6,460,259 70.9% 144,414 79.6% Total Portfolio 1,808 9,126,298 100.0% 181,809$ 100.0% Supplemental Disclosure Quarter Ended December 31, 2016 Top Ten Tenants

Supplemental Disclosure
Quarter Ended December 31, 2016

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [(1)]

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2017	5	157,461	1.7%	$ 1,602	1.2%	$ 10.18
2018	18	526,557	5.8%	7,909	4.5%	15.02
2019	15	446,065	4.9%	7,303	4.0%	16.37
2020	14	482,573	5.3%	5,516	3.0%	11.43
2021	13	473,042	5.2%	5,039	2.8%	10.65
2022	15	433,635	4.8%	5,440	2.9%	12.55
2023	12	450,021	4.9%	7,086	3.9%	15.75
2024	5	246,034	2.7%	3,152	1.7%	12.81
2025	10	341,785	3.7%	4,919	2.7%	14.39
2026	11	356,257	3.9%	4,829	2.7%	13.55
2027+	26	1,099,296	12.0%	16,532	8.6%	15.04
	144	5,012,726	54.9%	$ 69,327	38.0%	$ 13.83

Non-Anchor Tenants

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2017	276	498,716	5.5%	$ 14,004	8.6%	$ 28.08
2018	260	567,801	6.2%	16,197	8.9%	28.53
2019	254	561,381	6.2%	14,746	8.1%	26.27
2020	228	522,902	5.7%	14,323	7.9%	27.39
2021	250	576,158	6.3%	16,389	8.9%	28.44
2022	133	428,301	4.7%	10,997	5.4%	25.68
2023	49	154,907	1.7%	4,405	2.4%	28.44
2024	59	183,293	2.0%	5,134	2.8%	28.01
2025	42	157,136	1.7%	3,751	2.1%	23.87
2026	54	171,157	1.9%	4,872	2.7%	28.47
2027+	59	291,820	3.2%	7,664	4.2%	26.26
	1,664	4,113,572	45.1%	$ 112,482	62.0%	$ 27.34

All Tenants

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2017	281	656,177	7.2%	$ 15,606	9.8%	$ 23.78
2018	278	1,094,358	12.0%	24,106	13.4%	22.03
2019	269	1,007,446	11.1%	22,049	12.1%	21.89
2020	242	1,005,475	11.0%	19,839	10.9%	19.73
2021	263	1,049,200	11.5%	21,428	11.7%	20.42
2022	148	861,936	9.5%	16,437	8.3%	19.07
2023	61	604,928	6.6%	11,491	6.3%	19.00
2024	64	429,327	4.7%	8,286	4.5%	19.30
2025	52	498,921	5.4%	8,670	4.8%	17.38
2026	65	527,414	5.8%	9,701	5.4%	18.39
2027+	85	1,391,116	15.2%	24,196	12.8%	17.39
	1,808	9,126,298	100.0%	$ 181,809	100.0%	$ 19.92

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

ROIC

Supplemental Disclosure
Quarter Ended December 31, 2016

Leasing Summary

	For the Three Months Ended December 31, 2016			For the Twelve Months Ended December 31, 2016		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	45	4	49	159	9	168
Gross Leasable Area (sq. ft.)	121,788	118,754	240,542	322,407	263,007	585,414
Initial Base Rent ($/sq. ft.) (1)	$ 30.25	$ 16.90	$ 23.66	$ 29.20	$ 16.85	$ 23.66
Tenant Improvements ($/sq. ft.)	$ 11.87	$ 8.13	$ 10.02	$ 18.33	$ 25.85	$ 21.71
Leasing Commissions ($/sq. ft.)	$ 3.70	$ 3.56	$ 3.63	$ 3.42	$ 3.36	$ 3.40
Weighted Average Lease Term (Yrs.) (2)	8.7	11.3	10.0	7.2	11.7	9.2
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	56	2	58	209	9	218
Gross Leasable Area (sq. ft.)	140,741	65,378	206,119	478,664	284,405	763,069
Initial Base Rent ($/sq. ft.) (1)	$ 28.94	$ 9.49	$ 22.77	$ 30.32	$ 10.29	$ 22.86
Tenant Improvements ($/sq. ft.)	$ 0.26	$ -	$ 0.18	$ 1.37	$ -	$ 0.86
Leasing Commissions ($/sq. ft.)	$ 0.36	$ -	$ 0.25	$ 0.14	$ -	$ 0.09
Weighted Average Lease Term (Yrs.) (2)	4.8	7.1	5.5	4.7	5.3	4.9
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	101	6	107	368	18	386
Gross Leasable Area (sq. ft.)	262,529	184,132	446,661	801,071	547,412	1,348,483
Initial Base Rent ($/sq. ft.) (1)	$ 29.55	$ 14.27	$ 23.25	$ 29.87	$ 13.44	$ 23.20
Tenant Improvements ($/sq. ft.)	$ 5.64	$ 5.24	$ 5.48	$ 8.20	$ 12.42	$ 9.91
Leasing Commissions ($/sq. ft.)	$ 1.91	$ 2.30	$ 2.07	$ 1.46	$ 1.62	$ 1.52
Weighted Average Lease Term (Yrs.) (2)	6.6	9.8	7.9	5.7	8.4	6.7

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 17 -

Same-Space Comparative Leasing Summary

Supplemental Disclosure
Quarter Ended December 31, 2016

	For the Three Months Ended December 31, 2016			For the Twelve Months Ended December 31, 2016		
New Leases	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	27	4	31	97	9	106
Comparative GLA (sq. ft.) (1)	89,156	117,597	206,753	224,101	261,850	485,951
Prior Base Rent ($/sq. ft.) (2)	$ 21.73	$ 12.64	$ 16.56	$ 24.22	$ 11.94	$ 17.60
Initial Base Rent ($/sq. ft.)	$ 28.60	$ 17.07	$ 22.04	$ 29.58	$ 16.93	$ 22.76
Percentage Change in Base Rents	31.6%	35.0%	33.1%	22.1%	41.8%	29.3%
Tenant Improvements ($/sq. ft.)	$ 11.79	$ 8.21	$ 9.75	$ 20.93	$ 25.96	$ 23.64
Leasing Commissions ($/sq. ft.)	$ 3.46	$ 3.60	$ 3.54	$ 3.74	$ 3.38	$ 3.54
Weighted Average Lease Term (Yrs.) (3)	9.3	11.4	10.5	7.8	11.8	9.9
Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	56	2	58	209	9	218
Comparative GLA (sq. ft.)	140,741	65,378	206,119	478,664	284,405	763,069
Prior Base Rent ($/sq. ft.) (2)	$ 25.48	$ 6.64	$ 19.50	$ 26.93	$ 9.32	$ 20.37
Initial Base Rent ($/sq. ft.)	$ 28.94	$ 9.49	$ 22.77	$ 30.32	$ 10.29	$ 22.86
Percentage Change in Base Rents	13.6%	43.0%	16.7%	12.6%	10.4%	12.2%
Tenant Improvements ($/sq. ft.)	$ 0.26	$ -	$ 0.18	$ 1.37	$ -	$ 0.86
Leasing Commissions ($/sq. ft.)	$ 0.36	$ -	$ 0.25	$ 0.14	$ -	$ 0.09
Weighted Average Lease Term (Yrs.) (3)	4.8	7.1	5.5	4.7	5.3	4.9
Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	83	6	89	306	18	324
Comparative GLA (sq. ft.) (1)	229,897	182,975	412,872	702,765	546,255	1,249,020
Prior Base Rent ($/sq. ft.) (2)	$ 24.03	$ 10.49	$ 18.03	$ 26.07	$ 10.57	$ 19.29
Initial Base Rent ($/sq. ft.)	$ 28.81	$ 14.36	$ 22.40	$ 30.09	$ 13.47	$ 22.82
Percentage Change in Base Rents	19.9%	36.8%	24.3%	15.4%	27.4%	18.3%
Tenant Improvements ($/sq. ft.)	$ 4.73	$ 5.28	$ 4.97	$ 7.61	$ 12.45	$ 9.72
Leasing Commissions ($/sq. ft.)	$ 1.56	$ 2.31	$ 1.90	$ 1.29	$ 1.62	$ 1.43
Weighted Average Lease Term (Yrs.) (3)	6.5	9.9	8.0	5.7	8.4	6.9

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 18 -

Investor Information

Supplemental Disclosure
Quarter Ended December 31, 2016

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com

Equity Research Coverage

Baird Equity Research	RJ Milligan	813.273.8252
Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
BTIG	Michael Gorman	212.738.6138
Canaccord Genuity	Paul Morgan	415.325.4187
Capital One Securities, Inc.	Chris Lucas	571.633.8151
Citi	Michael Bilerman	212.816.1383
	Christy McElroy	212.816.6981
D.A. Davidson & Co.	James O. Lykins	503.603.3041
FBR & Co.	Bryan Maher	646.885.5423
Green Street	Daniel J. Busch	949.640.8780
	Jay Carlington	949.640.8780
J.P. Morgan	Michael W. Mueller	212.622.6689
Jefferies	George Hoglund	212.284.2226
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Raymond James	Paul Puryear	727.567.2253
	Collin Mings	727.567.2585
RBC Capital Markets	Michael Carroll	440.715.2649
Wells Fargo	Jeff Donnelly	617.603.4262

Fixed Income Research Coverage

J.P. Morgan	Mark Streeter	212.834.5086

Ratings Agency Coverage

Moody's Investors Service	Dilara Sukhov	212.553.1438
S&P Global Ratings	Michael Souers	212.438.2508

- 19 -